UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-16438 (Commission File Number)	95-4134955 (I.R.S. Employer Identification No.)
24007 Ventura Blvd., Suite 200 Calabasas, California (Address of principal executive offices)	91302 (Zip Code)

(818) 591-0776

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          Resignation of Principal Financial Officer. In connection with National Technical Systems' (the "Registrant") announcement described below of the appointment of Raffy Lorentzian as its Chief Financial Officer and Senior Vice President, Lloyd Blonder relinquished his position as Chief Financial Officer effective May 16, 2007, but will remain as Treasurer of the Company.

(c)          Appointment of New Principal Financial Officer. Effective May 16, 2007, the Registrant appointed Raffy Lorentzian as its Chief Financial Officer and Senior Vice President. In addition to being the principal financial officer of the Registrant, Mr. Lorentzian will remain as the principal accounting officer of the Registrant.

Mr. Lorentzian, age 51, had been Vice President and Chief Accounting Officer of the Registrant since June 2000 when he was promoted from his position as Controller, a position he held since joining the Registrant in October 1997. Except as disclosed herein, Mr. Lorentzian was not selected pursuant to any arrangement or understanding between Mr. Lorentzian or any other person. There are no family relationships between Mr. Lorentzian and the directors or executive officers of the Registrant.

The Registrant has not entered into a new employment agreement with Mr. Lorentzian in connection with his appointment as Chief Financial Officer.

Item 7.01.	Regulation FD Disclosure.

On May 17, 2007, the Registrant issued a press release announcing the promotion of Raffy Lorentzian to Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated in this Item 7.01 by this reference.

The information contained, or incorporated by reference, in Item 7.01 is being furnished and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Report. The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit Number	Title
99.1	Press release dated May 17, 2007 announcing the promotion of Raffy Lorentzian to Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Technical Systems, Inc.
Date: May 17, 2007	By: /s/ William McGinnis_________ William McGinnis President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release dated May 17, 2007 announcing the promotion of Raffy Lorentzian to Chief Financial Officer.